Operation Management Right Contracting Agreement Amendment

Party A

Sales and Marketing Publishing House

Party B

Shenzhen Media Investment Co., Ltd

January 8th, 2004

Supplementary Agreement for Operating Contract

This agreement is made by both parties listed as below in the conference room of Sales and Marketing Publishing House in January 8th, 2004.

(1)

Party A: Sales and Marketing Publishing House is founded under the law of China, the registered address is suite A, 14/F, Guanghui International Trade Center, NO. 15 Jingsan Road, Zhengzhou,China.

(2) Party B: Shenzhen Media Investment Co., Ltd is a Limited liability company established and continuously in existence according to Chinese law; its registered address is RM A3302, Jiangsu Building, Yitian Road, Shenzhen, 518026, China

Whereas:

1.

Both parties have signed the operating contract on october23rd, 2003 (Hereinafter referred to as the “Original Agreement”)

2.

Whereas lacks of accuracy of certain concepts in the original agreement, both parties agrees to revise the certain parts of the original agreement

3.

Through negotiation, both parties agree on the above-mentioned matters with regard to the revision of the original agreement.

Therefore, both parties agree to revise the original agreement as follows:

1.

Amendment of the original agreement’s title

Both sides’ agree to revise the original agreement’s title into “business contracting agreement”.

2.

Amendment of the original agreement’s preface

Both sides agree to revise the third paragraph of the preface in the original agreement as follows:

2.1

Amend “Party A determines to contract all of its business and management right to Party B” into “Party A determines to contract all of its business to Party B”;

2.2

Amend “after full consultation by both parties, Party A and Party B reach an agreement of contractual management right as follows” into “after full consultation by both parties, Party A and Party B reach the following agreement.

3.

Amendment of the first article of the agreement

Upon bilateral consent, the first article is changed into:

“1. Party B contracts all the business of Party A (hereinafter referred to as Party A’s business), terms of the contract is 10 years (from November 1st, 2003 to October 31st, 2013)

4.

Amendment of the second article of the agreement

           Upon bilateral consent, the second article of original agreement is revised as follows:

            Amend “obtain the contractual right of contracting all the business and operation management right of Party A” into “obtain the contractual right of contracting all the business of Party A”.

5.      Amendment of the third article of the agreement

            Upon bilateral consent, the third article of original agreement is revised as follows:

Amend “The operation management right Party B contracts from Party A includes” into “The business Party B contracts from Party A includes”.

6.

   Amendment of the fourth article of the agreement

           Upon bilateral consent, the fourth article of original agreement is revised as follows:

            Amend “Terms of payment ”into “Terms of payment of the deposit”

7.

   Amendment of the fifth article of the agreement

            Upon bilateral consent, the fifth article of original agreement is revised as follows:

7.1

Amend “The management and personnel arrangements” into “The management and the personnel arrangements” after Party B contracts Party A’s business”

7.2

Amend item 1 “After Party B contracts Party A’s operation management right” into “After Party B contracts Party A's business”

7.3

Amend item 2 “be responsible for operating and managing the operational rights stated in this agreement” into “be responsible for carrying on the operation and management of the business stipulated in this agreement”

8.

   Amendment of the sixth article of the agreement

8.1

Amend “Before Party B contracts the operation management right of Party A” into “Before Party B contracts the business of Party A”.

8.2

Amend “after Party B contracts the operation management right of Party A” into “after Party B contracts the business of Party A”.

9.

    Amendment of the seventh article of the agreement

         Upon bilateral consent, the ninth article of original agreement is revised as follows:

         Amend “After Party B contracts the operation management right of Party A” into “After Party B contracts the business of Party A”

10.

    Amendment of the eighth article of the agreement

        Upon bilateral consent, the eighth article of original agreement is revised as follows:

         “Ⅷ: Upon the expiration, Party B has the priority to renew contracting the business of Party A”.

11.

Amendment of the ninth article of the agreement

Upon bilateral consent, the ninth article of original agreement is revised as follows:

11.1

Amend “Once Party B contracts the operation management right ” into “After Party B contracts Party A's business”

11.2

Amend “all financial and legal liability caused/related to debts” into “All financial and legal liability related to Party A's business”

12.

Amendment of the tenth article of the agreement

Upon bilateral consent, the tenth article of original agreement is revised as follows:

12.1

Amend item 1 “After the “Operation Management Right Contracting Agreement” is signed and come into force,, the operation management right Party B contracts from Party A is totally exclusive,” into “After this agreement comes into force, unless agreed on by the shareholders' meeting or the board of directors of Party B, it is totally exclusive for Party B to contract Party A's business,”

12.2

Amend item2 “If, during the operation period after Party B contracts Party A’s operation management right, Party B terminates the agreement or transfers this operation management right to the third party without a valid excuse” into “If, during the operation period after Party B contracts Party A’s business, Party B terminates the agreement or transfers its business to the third party without a valid excuse,...but unless agreed on by the shareholders' meeting or the board of directors of Party B.”

13.

Validity of the agreement

         This agreement comes into force as of the date on which the following conditions are satisfied:

             13.1The authorized representatives of both parties formally sign this agreement;

14.

Others

14.1

As the integral part of the original agreement, it has the same legal force as the original agreement, if all the documents, commitments or contracts signed before but not limited to, has some conflicts with this supplementary agreement are subject to this agreement.

14.2

Copies of this agreement, which are made in quadruplicate with equal legal effect, are held respectively by Party A and Party B (2 copies for each party).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by duly authorized representatives of both parties on the date and year first written above.

(This page has no text, sign for the agreement, stamp pages)

Party A: Sales and Marketing Publishing House

Authorized representative: ___________________

Name:

Title:

Party B: Shenzhen Media Investment Co., Ltd

Authorized representative: ___________________

Name:

Title:

                                                                           January 8th, 2004